UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 5, 2004

                     PEGASUS SATELLITE COMMUNICATIONS, INC.

               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-21389                 51-0374669
----------------------------    -------------------------   --------------------
(State or Other Jurisdiction     (Commission File Number)   (IRS Employer
      of Incorporation)                                      Identification No.)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004

               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 800-376-0022

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.               Other Events.
                      ------------

         On February 6, 2004, we issued a press release responding to certain misstatements made in a press release issued by DIRECTV, Inc. on February 5, 2004. Our press release and the DIRECTV press release are attached hereto as
Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

         Also on February 5, 2004, our subsidiary, Pegasus Media & Communications, Inc., and its lenders entered into an amendment to its credit facility. The amendment, among other things, allows us to incur additional senior secured debt such that we and Pegasus Media can have total senior secured debt of up to $650 million.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                           99.1 Pegasus press release, February 6, 2004 (which is incorporated herein by reference to Exhibit 99.1 of Pegasus Communications Corporation's Form 8-K filed February 6,
                                    2004).

                           99.2 DIRECTV, Inc. press release, February 5, 2004 (which is incorporated herein by reference to Exhibit 99.2 of Pegasus Communications Corporation's Form 8-K filed February 6, 2004).

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PEGASUS SATELLITE COMMUNICATIONS, INC.


                                 By    /s/ Scott A. Blank
                                   ---------------------------------------------
                                          Scott A. Blank,
                                          Senior Vice President


February 6, 2004

                                  EXHIBIT INDEX

Exhibit No.                Description

99.1 Pegasus press release, February 6, 2004 (which is incorporated herein by reference to Exhibit 99.1 of Pegasus Communications Corporation's Form 8-K filed February 6, 2004).

99.2 DIRECTV, Inc. press release, February 5, 2004 (which is incorporated herein by reference to Exhibit 99.2 of Pegasus Communications Corporation's Form 8-K filed February 6, 2004).